Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

Innovator International Developed 10 Buffer ETF™ – Quarterly

Innovator Nasdaq-100 10 Buffer ETF™ – Quarterly

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated July 1, 2024

December 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The current Outcome Period will end on December 31, 2024, and each Fund will commence a new Outcome Period that will begin on January 1, 2025 and end on March 31, 2025. Each Fund’s Cap will not be determined until the start of the new Outcome Period on January 1, 2025. A supplement to each Fund’s prospectus will be filed on December 31, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of December 23, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	EBUF	2.23% – 3.48% (2.00% – 3.25% after taking into account the Fund’s unitary management fee)
Innovator International Developed 10 Buffer ETF™ – Quarterly	IBUF	2.49% – 3.49% (2.27% – 3.27% after taking into account the Fund’s unitary management fee)
Innovator Nasdaq-100 10 Buffer ETF™ – Quarterly	QBUF	3.55% – 4.55% (3.35% – 4.35% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	RBUF	4.46% – 5.46% (4.26% – 5.26% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference